September 29, 2020 Investor Day Exhibit 99.2

FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking statements” within the meaning of federal securities laws. Investors and prospective investors should understand that many factors govern whether any forward-looking statement contained herein will be or can be realized. Any one of those factors could cause actual results to differ materially from those projected. These forward-looking statements include, but are not limited to, statements concerning our plans, strategies, objectives, expected performance, expenditures, recovery of expenditures through rates, stated on either a consolidated or segment basis, and any and all underlying assumptions and other statements that are other than statements of historical fact. All forward-looking statements are based on assumptions that management believes to be reasonable; however, there can be no assurance that actual results will not differ materially. Factors that could cause actual results to differ materially from the projections, forecasts, estimates and expectations discussed in this presentation include among other things, our debt obligations; any changes to our credit rating or the credit rating of certain of our subsidiaries; our ability to execute our growth strategy; changes in general economic, capital and commodity market conditions; pension funding obligations; economic regulation and the impact of regulatory rate reviews; our ability to obtain expected financial or regulatory outcomes; our ability to adapt to, and manage costs related to, advances in technology; any changes in our assumptions regarding the financial implications of the Greater Lawrence Incident; compliance with the agreements entered into with the U.S. Attorney’s Office to settle the U.S. Attorney’s Office’s investigation relating to the Greater Lawrence Incident; the pending sale of the Columbia of Massachusetts business, including the terms and closing conditions under the related Asset Purchase Agreement; potential incidents and other operating risks associated with our business; potential impacts from the COVID-19 pandemic; our ability to obtain sufficient insurance coverage and whether such coverage will protect us against significant losses; the outcome of legal and regulatory proceedings, investigations, incidents, claims and litigation; any damage to our reputation, including in connection with the Greater Lawrence Incident; compliance with applicable laws, regulations and tariffs; compliance with environmental laws and the costs of associated liabilities; fluctuations in demand from residential and commercial customers; economic conditions of certain industries; the success of NIPSCO’s electric generation strategy; the price of energy commodities and related transportation costs; the reliability of customers and suppliers to fulfill their payment and contractual obligations; potential impairments of goodwill or definite-lived intangible assets; changes in taxation and accounting principles; the impact of an aging infrastructure; the impact of climate change; potential cyber-attacks; construction risks and natural gas costs and supply risks; extreme weather conditions; the attraction and retention of a qualified workforce; the ability of our subsidiaries to generate cash; our ability to manage new initiatives and organizational changes; the performance of third-party suppliers and service providers; changes in the method for determining LIBOR and the potential replacement of the LIBOR benchmark interest rate; and other matters in the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as updated in our Quarterly Report on Form 10-Q for the quarters ended March 31, 2020 and June 30, 2020 and in our subsequent SEC filings, many of such risks are beyond our control. In addition, the relative contributions to profitability by each business segment, and the assumptions underlying the forward-looking statements relating thereto, may change over time. All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements. We undertake no obligation to, and expressly disclaim any such obligation to, update or revise any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events or changes to the future results over time or otherwise, except as required by law. Regulation G Disclosure Statement This presentation includes financial results and guidance for NiSource with respect to net operating earnings available to common shareholders, which is a non-GAAP financial measure as defined by the SEC’s Regulation G. The company includes this measure because management believes it permits investors to view the company’s performance using the same tools that management uses and to better evaluate the company’s ongoing business performance. With respect to such guidance, it should be noted that there will likely be a difference between this measure and its GAAP equivalent due to various factors, including, but not limited to, fluctuations in weather, the impact of asset sales and impairments, and other items included in GAAP results. NiSource is not able to estimate the impact of such factors on GAAP earnings and, as such, is not providing earnings guidance on a GAAP basis.

AGENDA 6 CLOSING Joe Hamrock 3 OPERATIONS & SAFETY FOCUS Pablo Vegas 5 FINANCIAL OVERVIEW Donald Brown WELCOME Randy Hulen 1 STRATEGIC OVERVIEW Joe Hamrock 2 GENERATION TRANSITION Shawn Anderson 4 Q&A 7

Joe Hamrock President, Chief Executive Officer & Director, NiSource Strategic Overview

PREMIER REGULATED UTILITY BUSINESS ELECTRIC NATURAL GAS COLUMBIA GAS OF KENTUCKY COLUMBIA GAS OF OHIO COLUMBIA GAS OF PENNSYLVANIA COLUMBIA GAS OF VIRGINIA COLUMBIA GAS OF MARYLAND NIPSCO GAS NIPSCO ELECTRIC * Estimated total shareholder return at a constant P/E ratio Note: Structure is post sale of Columbia Gas of Massachusetts, which is expected to close in October 2020 Significant Scale across Six States ~3.2M Gas Customers ~500K Electric Customers 10%–12% Compelling expected annual total shareholder return proposition 2021-2024* NI LISTED NYSE NIPSCO

THE U.S. REGULATED UTILITY INVESTMENT OF CHOICE

Safety and environmental leadership will continue to drive customer value and sustainable growth

Strong Foundation

- Regulatory diversity resulting from multiple jurisdictions provides stability
- Significant scale, with ~$14B of regulated electric and gas rate base[1]
- Proximity to abundant, low-cost natural gas resources supports ongoing rate affordability
- Investments and recovery supported by favorable energy policies and constructive regulatory environments

Clear Path to Drive Incremental Growth

- Enhanced ~$40B infrastructure investment opportunity set driving long-term growth
  - Increase of ~$10B from prior expectation
- Well-established capital investment programs with track record of recovery through regulatory trackers
- Driving 10%-12% expected rate base CAGR 2021-2024

Benefiting Customers and Communities

- Accelerated and enhanced implementation of Safety Management System (SMS)
- Generation investments to save customers $4B over 30 years and reduce GHG 90% by 2030[2]
- Investments and focus on organizational efficiency to drive continued customer affordability
- Gas safety and modernization investments advancing environmental benefits

Committed to Shareholder Value

- 100% regulated revenue expected to deliver consistent and predictable earnings growth
- Expected 7%-9% NOEPS[3] CAGR 2021-2024
- Dividend growth to maintain targeted 60%-70% payout ratio
- Balanced financing plan focused on maintaining current investment grade credit ratings and maximizing NOEPS growth

[1]2020E excludes CMA; [2]Compared to 2005 baseline; [3]Net Operating Earnings Per Share (Non-GAAP)

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COMMITMENT TO SAFETY AND A SUSTAINABLE STRATEGY FOR ALL STAKEHOLDERS

Significant ongoing process

- Realigned executive leadership and integrated key operations functions across the organization
- Accelerated implementation of our Safety Management System (SMS)
- Advancing renewable portfolio with first phase of wind projects expected to be in service by Q4 2020
- Enhanced oversight and guidance on the Quality Review Board and NiSource Board of Directors
- Pending sale of Columbia Gas of Massachusetts

2019

- **March** – Secretary Ray LaHood Named Chair of Quality Review Board
- Acceleration of Safety Management System (SMS) implementation began
- **April** – Kevin T. Kabat elected Board Chairman
- **June** – Deborah Hersman, former Chair of NTSB added to the NiSource Board
- **August** – Regulatory approval of milestone renewable project (Rosewater)

2020

- **February** – Announced sale of CMA
- **March** – Lloyd Yates, former EVP at Duke Energy added to the NiSource Board
- **April** – Successful financing transactions
- **May** – Realignment of Leadership team
- **August** – Implementation of VSP as part of larger NiSource Next initiative
- **October** – Expected closing of CMA sale
- **Q4** – Anticipated CPCN filings for solar projects

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Joe Hamrock President & CEO Pablo Vegas EVP/COO & President, NiSource Utilities Donald Brown EVP/CFO & President, NiSource Corporate Services Violet Sistovaris EVP & Chief Experience Officer Carrie Hightman EVP/CLO, & CEO & President, Columbia Gas of Massachusetts Shawn Anderson Chief Strategy & Risk Officer Chuck Shafer Chief Safety Officer 8 focused EXECUTIVE LEADERSHIP TEAM Balanced senior roles and responsibilities support the execution of our long-term strategic priorities Leadership enhancements further advance NiSource’s focus on safety, service and value

SKILLED AND INDEPENDENT BOARD OF DIRECTORS*

Diversity of Board experience and expertise is well-aligned with NiSource strategy



Peter J. Altabef
Age: 61
Elected: 2017
Occupation: Chairman & CEO, Unisys Corp.



Theodore H. Bunting Jr.
Age: 61
Elected: 2018
Occupation: Retired Group Pres., Entergy Corp.



Eric I. Butler
Age: 60
Elected: 2017
Occupation: Pres. & CEO, Aswani-Butler Associates



Aristides S. Candris
Age: 69
Elected: 2012
Occupation: Retired Pres. & CEO, Westinghouse



Wayne S. DeVeydt
Age: 50
Elected: 2016
Occupation: Executive Chair of Surgery Partners, Inc.



Joe Hamrock
Age: 57
Elected: 2015
Occupation: Pres. & CEO, NiSource Inc.



Deborah A. Henretta
Age: 59
Elected: 2015
Occupation: Partner G100 Companies



Deborah A. P. Hersman
Age: 50
Elected: 2019
Occupation: Consultant Waymo, LLC



Michael E. Jesanis
Age: 63
Elected: 2008
Occupation: Retired Pres. & CEO National Grid USA



Kevin T. Kabat
Age: 63
Elected: 2015
Occupation: Independent Chairman of the Board, NiSource Inc.; Retired CEO of Fifth Third Bancorp



Carolyn Y. Woo
Age: 66
Elected: 1998
Occupation: Retired Pres. & CEO, Catholic Relief Services



Lloyd M. Yates
Age: 59
Elected: 2020
Occupation: Retired EVP, Duke Energy

* All directors independent other than Joe Hamrock (CEO)

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capital plan resulting in Expected lasting value creation 10 ~$9.9B – $10.5B of Identified Investment Opportunities 10% to 12% Expected rate base CAGR 2021–2024 7% to 9% Expected NOEPS1 CAGR 2021–2024 2021–2024 1Net Operating Earnings Per Share (Non-GAAP)

11 ACCELERATING OUR PATH FORWARD Leveraging our platform through a dedicated investment approach and relentless commitment to safety Enhanced System Safety Customer Affordability and Increased Customer Satisfaction Improved Earnings Power Sustainable Value Creation over Long-Term Horizon Asset Modernization Generation Transition Cost-Structure Improvements SMS Implementation Enhanced Capabilities

Pablo Vegas EVP/COO & President, NiSource Utilities Operations & Safety Focus

NISOURCE OPERATIONS OVERVIEW

Energizing the lives of nearly four million customers

~3.2MM
Gas Customers[1]

~$9.0B
Gas Rate Base[1]

~500K
Electric Customers

~$5.0B
Electric Rate Base

$8.1B-$8.5B
Planned Safety & Modernization Investments 2021-2024

$1.8B-$2.0B
Planned Renewable Generation Investments 2021-2023

- Investments supported by favorable energy policies and regulatory frameworks
- SMS enhancing safety culture
- NiSource Next driving business transformation
- Gas and electric safety & asset modernization investments
- Planned renewable generation investments through 2023 with longer-term opportunities thereafter
- Focus on customer safety, reliability and affordability

[1]Based on 2020E operations post the sale of Columbia Gas of Massachusetts, which is expected to close in October 2020

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14 CONTINUED INVESTMENT SUPPORTED BY REGULATORY FRAMEWORK A significant part of our investment portfolio is preplanned, repeatable and tracked for recovery annually  Investment plan supported by established recovery mechanisms in all states that emphasize long-term rate affordability (targets annual rate impacts in the low-to-mid single digits) $1.9 - $2.2B Expected Annual Investment ~$0.7 - $0.8B ~$1.9 - $2.0B ~$5.5 - $5.7B

SMS ENHANCING SAFETY CULTURE (VIDEO)

Unwavering Commitment to Safety Leadership Achievable Annualized Run Rate Savings Targets Seamless Customer Service Using Digital Capabilities Standard Operations Management Supported by Modern Technology for Improved Speed and Reliability Customer Trust and Investor Confidence Flatter Organization, Stronger Teams, Empowered Leaders & Upskilled Employees 16 NISOURCE NEXT TRANSFORMATION NISOURCE NEXT enhancing our ability to achieve consistent, stable growth, while fostering a culture of leadership, innovation and commitment to continuous improvement by everyone within our organization

17 NATURAL GAS OPERATIONAL HIGHLIGHTS Significant annual capital investment in natural gas safety and asset modernization programs planned through 2024 SMS continues to prioritize investment opportunities focused on system, public and employee safety improvement and risk reduction Safely and sustainably operating in the communities we serve continues to be our highest priority Excess flow & automatic shutoff valves Pipeline over pressurization protection Picarro advanced leak detection Inline pipeline inspection upgrades Bare steel & cast iron pipe replacement 50% Reduction in methane emissions from natural gas pipelines by 20251 Gas Prioritized Investments Projected Environmental Benefits 1Compared to 2005 baseline

Delivering customer benefits, improving system reliability and embracing the need for affordable clean energy are driving growth in our electric business $400-$600 million of planned annual capital investment in base electric system infrastructure and asset modernization programs planned through 2024 Incremental $1.8-$2.0 billion in planned generation investment opportunities through 2023 Well-established and supported plan for electric generation enhances sustainability and diversification of business profile Replacing approximately 1,400 megawatts of retiring coal-fired generation at Schahfer by 2023 Incremental opportunities beyond 2024 supporting planned Michigan City plant retirement Rate structure supports competitiveness of energy-intense industrial customers and reduces associated risks ELECTRIC BUSINESS OPERATIONAL HIGHLIGHTS 18

Operational safety and risk management systems driving technology investments to improve the customer experience “Know Your Home” campaign launched to better educate customers on their gas infrastructure Improved operational efficiency enabling us to become leaner and more efficient while providing more value for customers Introduced new payment platforms (PayPal, Venmo) to make bill payment easier Continuing payment assistance programs to help customers mitigate COVID-19 IMPROVING CUSTOMER EXPERIENCE, SATISFACTION AND AFFORDABILITY 19 We are elevating our capabilities to better engage with our customers, with a strong ongoing focus on maintaining competitive and affordable rates “Our customers are at the center of our business …”

Shawn Anderson Chief Strategy & Risk Officer, NiSource Generation Transition Strategy

GENERATION Transition Strategy FOUNDATIONS The IRP Process The Integrated Resource Plan (IRP) outlines NIPSCO long-term plans to supply electricity to customers IRP is required of all electric utilities in Indiana Takes into account interests of customers, employees, environment and local economy Process includes extensive analysis across a range of generation scenarios Broad stakeholder engagement is supported throughout process Charting the long-term course for transitioning our generation portfolio Process leads to generation replacement investment opportunities Key IRP Planning Considerations 21 Reliable Flexible Diverse Affordable Compliant

11K jobs during construction and $2B in economic activity GHG emissions to be reduced 90% by 20301 ~$4B in customer savings over 30 years $1.8B–$2B of planned investment opportunities through 2023 Generation transition outcomes Replacing 80% of coal capacity by 2023 with primarily renewable resources; retiring all coal generation by 2028 1Compared to 2005 baseline 22 Estimated Impact from Generation Transition Plan

DRIVING CUSTOMER AND COMMUNITY BENEFITS



Illustrative Annual Cost to Customer¹
$ Million
1,800
1,500
1,200
900
600
300
-
2018
2020
2022
2024
2026
2028
2030
2032
2034
2036
2038
2040
2042
2044
2046
$4 billion in savings over 30 years
Current Generation Portfolio
Future Generation Portfolio

$105 in average annual savings per household[2]

Renewable investments expected to benefit Indiana's economy

- Renewable generation infrastructure estimated to be $5B-$6B by 2023[3]
- ~11k in direct FTEs created during project construction
- ~$2.3B of contribution to Indiana economic output (Gross State Product)
- Significant reinvestment in local tax base

[1]Reflects renewable investments through 2023 and potential considerations for Michigan City replacement
[2]Based on average of 2013 – 2019 fuel costs
[3]Includes JVs and PPAs

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DRIVING ENVIRONMENTAL BENEFITS 24 Reduction 2005 to 2019 Reduction 2005 to 2030E Nitrogen Oxides (tons) 84% ~100% Sulfur Dioxide (tons) 97% ~100% Mercury (pounds) 94% 99% Water Withdrawal (millions gallons) 89% 99% Water Discharge (millions gallons) 93% 99% Coal Ash Generated (tons) 52% 100% Cleaner generation mix significantly reducing GHG emissions Driving down other environmental impacts related to coal Greenhouse Gas Reductions from 2005 Levels 48% By 2019 90% By 2030E

$1.8 - $2.0 BILLION IN PLANNED INVESTMENTS THROUGH 2023

Tax equity partnerships allow for significant reduction in cost to customers and efficient timing of capital deployment



~50%
NiSource (NIPSCO) JV
~50%
Purchase Power Agreements (PPA)
Replacement of Retired Capacity (MW)

JVs Submitted to IURC:
- Rosewater (EDPR)
- Indiana Crossroads (EDPR)

PPAs Submitted to IURC:
- Jordan Creek (NextEra)
- Greensboro (NextEra)
- Brickyard (NextEra)



Expected NiSource (NIPSCO) JV Ownership
~$2.8 -$3.0B
~$1.0B
Tax Equity Investment
~$1.8 - $2.0B
NiSource Investment
~$1.8 - $2.0B
~$1.4 - $1.6B
Projects in Negotiation
~$0.4B
Approved Projects
Total JV Investment
NiSource Investment

Mix of JVs and PPAs Drives Customer Benefits and Shareholder Value

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ROBUST RENEWABLE INVESTMENTS IN INDIANA

Project	Structure	NIPSCO Investment ($M)	In Service	Status
Executed Projects:				
Rosewater Wind *(EDPR)*	JV	~$100	'20	Under Construction
Jordan Creek Wind *(NextEra)*	PPA	N/A	'20	Under Construction
Indiana Crossroads Wind *(EDPR)*	JV	~$300	'21	Under Construction
Brickyard Solar *(NextEra)*	PPA	N/A	'22	Pending Approval
Greensboro Solar + Storage *(NextEra)*	PPA	N/A	'22	Pending Approval
In Process Projects:				
Solar (+ Storage) Projects[1]	JV	~$1,400 – $1,600	'22–'23	Advanced Commercial Negotiations
Solar & Wind Projects	PPA	N/A	'23	Advanced Commercial Negotiations
Total		**$1,800 – $2,000**		

[1]Includes transmission projects included in IRP which will be fully owned by NIPSCO

Renewable Projects in Execution



Rosewater Wind JV: 100
IN Crossroads Wind JV: 300
Jordan Creek Wind PPA: 400
Brickyard Solar PPA: 200
Greensboro Solar + Storage PPA: 100 + 30

JV Project

PPA Project

All values in MW ICAP

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27 ANNOUNCED RENEWABLE PROJECT UPDATES All renewable projects are on time and on budget Executed Agreement Regulatory Approval Under Construction In Service 2020E In Rate Base 2023E Brickyard Solar Capacity: 200 MW Greensboro Solar Capacity: 130 MW Jordan Creek Capacity: 400 MW Indiana Crossroads Capacity: 300 MW Rosewater Capacity: 100 MW Executed Agreement Regulatory Approval Under Construction In Service 2020E Recovered through Fuel Cost Mechanism Executed Agreement Regulatory Approval Under Construction In Service 2022E Recovered through Fuel Cost Mechanism Executed Agreement Regulatory Approval Under Construction In Service 2022E Recovered through Fuel Cost Mechanism Executed Agreement Regulatory Approval Under Construction In Service 2021E In Rate Base 2023E Build Transfer Agreement (JV) Purchase Power Agreement Approximately eight to ten additional projects in advanced commercial negotiations Milestone Achieved Initial Wind Projects Solar Projects

28 CASE STUDY: ROSEWATER WIND JOINT VENTURE Tax Equity Structure Tax equity partner (Wells Fargo) funding ~55% of $170M project cost with an estimated flip date of 2030 2019 Commercial Agreement Reached January 2019 Filed CPCN February 2019 Regulatory Approval Received August 2019 2020 Closed Tax Equity Financing July 2020 Expected In-Service 4Q 2020 2023 Developer Buy-Out Addition to rate base 2018 Engineering/Design Completed Board Approval Expected Rate Base Contribution ~$90M rate base investment (includes developer carry) to be paid in 2023 Will be recovered through base rate case Project Profile 100 MW wind project in White County 20 Vestas V136 3.6 MW wind turbines 5 Vestas V150 4.2 MW wind turbines Substation and transmission lines

29 Well-Positioned 2023 Rate Case 2018 Rate Case set the foundation for execution of the replacement transition Resolved federal tax reform benefits being passed back to customers Approved changes to depreciation and amortization schedules related to early retirements of coal-fired generation as submitted in the IRP (coal-fired generation to be fully depreciated by 2032) Implemented new rate structure and service flexibility for large industrial customers that provide planning certainty for future capacity needs 2023 rate case is expected to transfer CPCN approved renewable investments into rate base (2H/2023) “Locking in” long-term customer, community and environmental benefits Rate Case planned to add renewable assets to NIPSCO rate base and immediately start passing savings to customers and returns to investors 1 Return on and of Investment Taxes Fixed Costs Fuel and Other Variable Costs Trade Fuel Cost for Renewable Capex While keeping cost to customer relatively flat or lower Illustrative Future Revenue Requirement* Current Revenue Requirement 2024 Revenue Requirement *NIPSCO Generation Only Significant reduction of annual maintenance and fuel costs provides long-term rate benefits to customers 2

30 NIPSCO’S RENEWABLE-FOCUSED FUTURE SUPPLY MIX The 2018 NIPSCO IRP outlines the path to retire 100% of coal assets by 2028 …with replacement capacity pointing primarily to solar resources 2020 2023E1 2028E2 Incremental generation opportunities beyond 2023 will be shaped by future IRPs 1Retirement of Schahfer Units 14/15/17/18; 2Retirement of Michigan City Unit 12; 3Other includes DSM $1.8-$2.0B Investment Opportunity Incremental Replacement Opportunity Coal Natural Gas Renewables Other3

RENEWABLE PROJECT (VIDEO)

Donald Brown EVP/CFO & President, NiSource Corporate Services Financial Overview

33 Strong Financial Foundation for Value Creation Expected Value Creation Utility Rate Base CAGR of 10%–12% over 2021–2024 NOEPS2 CAGR of 7%–9% over 2021–2024 5%–7% Near-Term Annual Growth (2021-2023) Annual Dividend Growth Targeting 60%–70% Payout Ratio Commitment to Strengthening the Balance Sheet and Maintaining Current Investment Grade Credit Ratings Customer Value Advantage Enhanced by Sustainable Plan 1Operations are post sale of Columbia Gas of Massachusetts which is expected to close in October 2020; 2Net Operating Earnings Per Share (Non-GAAP) Strong Financial Foundation 100% Regulated and Stable Revenue Stream Diversified Footprint with Utility Businesses across Six Jurisdictions1 Focused Business Strategy Highlighted by Significant Investment Opportunities $1.9B - $2.2B of Planned Annual Growth, Safety & Modernization investments through 2024 $1.8B - $2.0B of Planned Renewable Generation investments primarily across 2022 and 2023 Solid Liquidity with No Major Debt Maturities through the Planning Horizon Driving

34 Diversified Business Mix1 Stable Revenue Profile Balanced Business Mix Financial strength driven by strong regulatory constructs and balanced portfolio mix Diversified Revenue Mix 1Data based on 2019 fiscal year results and excludes CMA. Operating Earnings Retail Margins by Customer Class Rate Design (Margin)

NiSource Next initiatives and CMA sale projected to drive an ~8% reduction in O&M costs in 2021E from 2020E NiSource next Cost and capability enhancements 35 Cost efforts intended to drive enhanced focus on safety, renewable energy, operational excellence and customer value Relatively Flat Annual O&M (2021-2024) Cost Initiatives Under Way Voluntary Separation Program savings Improvements identified Streamlined organizational structure Evolved business services Work standardization Greater field mobility Connected customer experience Modernization-driven fuel and cost reductions Offset to future inflationary pressure

36 2021-2024 Capital Forecast Investment opportunities expected to enhance system safety and reliability while driving shareholder value Expected Growth, Safety & Modernization Investments of $8.1 - $8.5B ($1.9 - $2.2B Annually) Expected Renewable Generation Investments of $1.8 - $2.0B Expected Investment Recovery Period More than 75% of Growth, Safety & Modernization Investments begin earning in less than 18 months

37 Capital Investment Driving Robust Rate Base Growth Planned Growth, Safety & Modernization and Renewable investments expected to drive robust rate base growth Rate base growth balanced across jurisdictions and between gas and electric businesses CAGR of 10% - 12% 12020E rate base is post sale of Columbia Gas of Massachusetts which is expected to close in October 2020

7% – 9% expected CAGR 2021-2024 $1.28 to $1.36 38 Robust Capital Investment DRIVing NOEPS growth Long-term ~$40B investment opportunity expected to drive continued NOEPS growth beyond 2024 Dividend Dividend growth to maintain targeted 60%–70% long-term payout ratio2 Annual NOEPS1 ($/share) Near-Term Annual Growth Rate 5%-7% (2021-2023) 1Net Operating Earnings Per Share (Non-GAAP) 2Subject to board approval

2021E – 2024E FINANCING STRATEGY[1]

($ millions)	2021E	2022E	2023E	2024E
Planned Annual Safety & Modernization Investments				
Equity				
ATM (At-the-Market)	$200 - $300 Annually			
ESPP/401K/Other	$30 - $50 Annually			
Long-Term Debt				
Incremental Long-Term Debt		$500 - $700 Annually		
Planned Renewable Generation Investments (Targeting 60% Equity)				
Equity				
Common Equity Block		$500 - $700 Total		
Long-Term Debt				
Incremental Long-Term Debt		$500 - $700 Total		
Other Financing				
Hybrids, Convertibles, etc.	$600 - $1,000 Total			

Current Financing Plan …

- All financing is included on our long-term growth commitments
- Reflects our focus on maintaining current investment grade credit rating
- Targets renewable investment financing (60% Equity / 40% Debt)
- Doesn't include potential portfolio optimization opportunities

Financing strategy targets long-term Adj. FFO[2]/total debt of ~14%-15%

[1]Current financing plan may change based on business developments
[2]Adjusted funds from operations (FFO); represents Net Income adjusted for depreciation and amortization, loss on early extinguishment of debt and deferred taxes

NiSource | NYSE: NI | nisource.com 39

40 Key Balance Sheet Metrics Well positioned to maintain current investment grade credit ratings September 30, 2020 (Estimated) Total Long-Term Debt (LTD) $9.1B Weighted Average Rate (LTD) 3.68% Weighted Average Maturity (LTD) 15.5 Years Credit Ratings Baa2 / BBB+ / BBB Available Liquidity1 $1.5B - $1.6B No significant refinancing needs through 2024 1Defined as cash plus available credit facility capacity.

Joe Hamrock President, Chief Executive Officer and Director, NiSource Closing

42 our sustainable approach to ESG 1Compared to 2005 baseline Environmental $1.8B-$2.0B of planned renewable investments through 2023 Expected to retire 100% of coal assets by 2028 and replace primarily with renewables Driving toward 90% reduction1 in greenhouse gas emissions by 2030 Social Transformation focused on customer safety and reliability Economically benefiting customers and communities Committed to engagement, diversity and inclusion from the boardroom through the organization and supplier network Governance Leadership enhancements support commitment to customer service and safety Diverse, skilled and independent Board recently refreshed Robust framework for strategy, risk management and oversight

43 ACCELERATING OUR PATH FORWARD Leveraging our platform through a dedicated investment approach and relentless commitment to safety Enhanced System Safety Customer Affordability and Increased Customer Satisfaction Improved Earnings Power Sustainable Value Creation over Long-Term Horizon Asset Modernization Generation Transition Cost-Structure Improvements SMS Implementation Enhanced Capabilities

Appendix

COLUMBIA GAS OF OHIO

- Business Profile
  - Largest LDC in Ohio (~1.5M customers)
  - ~ 20,200 miles of pipe
  - ~ 2,000 miles of bare steel and cast iron
  - ~ $3.2B rate base
- Customer Focus
  - Nationally recognized energy efficiency programs
  - Positive trending customer satisfaction
- Rate Design
  - Straight fixed variable rate design (fully fixed residential distribution rate)
  - Bad debt tracked with full recovery
  - Several other O&M trackers
- Economic Outlook / Customer Growth
  - Stable economic environment with modest customer growth
  - Energy is central to state economy
- Constructive Legislation
  - House Bill 95
    - Utility modernization capital programs authorized
  - House Bill 319
    - Infrastructure cost recovery for up to $25.5M annually for economic development projects
  - Senate Bill 378
    - Underground protection and enforcement
- Regulatory Environment and Growth Strategy
  - Fully tracked annual Infrastructure Replacement Program (IRP) and Capital Expenditure Program (CEP)
  - Ability to defer costs associated with non-tracked investments
  - Public policy provides tools supporting investment for economic development and deferral of pipeline safety costs



Anticipated Modernization Investment Summary	
Total Investment Opportunities	~$10.6B
Annual Program Investment Range	$540M - $560M
Regulatory Treatment	Tracked
Tracker Filing Period	Historical – 12 months
Tracker Filing Date	February
Recovery Begins	May (IRP Rider), Sept. (CEP Rider)
Weighted Avg Regulatory Lag	< 12 Months
Authorized Program ROE	10.39%

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COLUMBIA GAS OF PENNSYLVANIA

- Business Profile
  - Third-Largest LDC in PA (~437K customers)
  - ~ 7,600 miles of pipe
  - ~ 1,200 miles of bare steel and cast iron
  - ~ $1.9B rate base
- Customer Focus
  - State leader in universal services, low-income initiatives, choice and energy efficiency programs
- Rate Design
  - ~ 27% of residential distribution rate fixed (assuming average customer usage)
  - Weather normalization adjustment for residential customers stabilizes revenue
- Economic Outlook / Customer Growth
  - Stable economic environment
  - Tariff program allows for modest customer growth
- Constructive Legislation
  - Act 11
  - Allows a gas utility to file a Distribution Service Improvement Charge (DSIC) and rate case with fully forecasted rate year
  - No limits for rate cases; DSIC increase limited to 5% of billed revenue
- Regulatory Environment and Growth Strategy
  - Recovery of infrastructure and other costs through base rate filings using a fully projected future test year
  - Tariff supports system expansion by providing limited main and service extensions at cost to customers



Anticipated Modernization Investment Summary	
Total Investment Opportunities	~$4.1B
Annual Program Investment Range	$275M - $340M
Regulatory Treatment	Base Rate Case
Test Year	Fully Projected Future Test – 12 months
Filing Date	1Q
Recovery Begins	Typically within 9 months of filing
Weighted Avg Regulatory Lag	None
Authorized ROE	Not Specified

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Business Profile Largest LDC in Indiana (~839K customers) ~ 17,500 miles of pipe ~ 23 miles of bare steel ~ $1.7B rate base Customer Focus Lowest-cost gas provider in Indiana over the last 10 years Fewest customer complaints in Indiana in the last five years Continued rise in J.D. Power customer satisfaction survey Rate Design ~ 50% of residential distribution rate fixed Low income program fully tracked Energy efficiency tracker Economic Outlook / Customer Growth Typically stable economic environment. NIPSCO continues to work with customers impacted by the pandemic with extended payment plans. Favorable regulatory treatment related to bad debt expense Customer-growth potential through rural extension opportunities Constructive Legislation Senate Bill 560 Use of forward test year, timely rate cases, infrastructure investment tracking, rural expansion for natural gas House Bill 1470 Provides for flexibility for TDSIC plan length from 5 to 7 years, permits IURC to authorize multi-unit projects without specific numbers and locations, terminating a plan prior to expiration with ability to continue TDSIC treatment, and to allow companies to seek a new TDSIC plan. Rate case required during term of each TDSIC plan 2% revenue cap applies to aggregate of TDSIC plans Regulatory Environment and Growth Strategy Six-year, $949M Infrastructure Modernization Program with semi-annual tracker filings Four-year $93M capital and $32M expense amounts for the Pipeline Safety Compliance Plan; and five-year $223M capital amount for the PHMSA Compliance Plan in the Federally Mandated Program with semi-annual tracker filings Regulatory construct encourages gas system expansion into rural areas NIPSCO GAS (INDIANA) 48 Anticipated Modernization Investment Summary Total Investment Opportunities ~ $5.0B Annual Program Investment Range TDSIC: $150M - $200M; FMCA $3M - $43M Regulatory Treatment Tracked Tracker Filing Period Historical – Prior 6 Months Tracker Filing Cadence TDSIC Feb. and Aug; FMCA May and Nov Recovery Begins TDSIC Jul and Jan; FMCA Apr and Oct Weighted Avg Regulatory Lag < 12 Months Authorized Program ROE 9.85%

COLUMBIA GAS OF VIRGINIA

- Business Profile
  - Third-Largest LDC in VA (~274K customers)
  - ~ 5,300 miles of pipe
  - ~ 140 miles of bare steel
  - ~ $850M rate base
- Customer Focus
  - Broad residential, commercial and industrial portfolio
  - Industry-leading third-party damage rate
  - Top-tier J.D. Power customer satisfaction scores
- Rate Design
  - ~ 38% of residential distribution rate fixed
  - Revenue normalization adjustments provides full residential distribution revenue recovery
  - Energy conservation tracker
- Economic Outlook / Customer Growth
  - Stable economic environment
  - Customer growth opportunities through system expansion
  - Initiatives in place to promote customer conversions and growth
  - Year-over-year customer growth of 1.5%–2.0%
- Constructive Legislation
  - DIMP Act - Allows deferral of incremental O&M costs related to pipeline safety
  - SAVE Act - Allows recovery of investment on infrastructure replacement
  - CARE Act - Provides for energy efficiency programs and a decoupling adjustment
  - NEED Act - Allows deferral of infrastructure expansion costs and recovery of costs associated with upstream natural gas supply infrastructure
  - MAIN Act - Provides cost recovery for infrastructure expansion into unserved certificated areas
- Regulatory Environment and Growth Strategy
  - Forward-looking annual modernization / safety infrastructure investment tracker filings
  - Tracker filings supplemented by rate case filings with forward test year
  - Multi-Family program provides incentives for multi-family building development



Anticipated Modernization Investment Summary	
Total Investment Opportunities	~ $500M
Annual Program Investment Range	$45M - $70M
Regulatory Treatment	Tracked
Tracker Filing Period	Forward – 12 months
Tracker Filing Date	August
Recovery Begins	January
Weighted Avg Regulatory Lag	None
Authorized Program ROE	9.70%

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COLUMBIA GAS OF KENTUCKY

- Business Profile
  - Second-Largest Gas-Only LDC in KY (~137K customers)
  - ~ 2,600 miles of pipe
  - ~ 350 miles of bare steel and cast iron
  - ~ $327M rate base
- Customer Focus
  - Top-tier customer satisfaction levels
- Rate Design
  - ~ 52% of residential distribution rate fixed
  - Weather normalization adjustment for residential and commercial customers stabilizes revenue
- Economic Outlook / Customer Growth
  - Stable economic environment with improving customer growth rates
- Constructive Legislation
  - House Bill 100
    - Governments may create and assess for special energy efficiency project districts
- Regulatory Environment and Growth Strategy
  - Safety Modification Replacement Program
    - Allows for full recovery of eligible pipeline replacement program costs not recovered in existing rates via a rider that permits the use of a forward-looking test year and is reconciled
    - Expanded to include recovery of eligible safety related initiatives beginning in November 2019
    - There is no stated recovery limit on the tracker
  - PSC has authorized economic development extension tariff for high potential sites that require natural gas infrastructure
  - Annual modernization / safety infrastructure investment tracker filings
  - Tracker filings supplemented by rate case filings with forward-looking test year



Anticipated Modernization Investment Summary	
Total Investment Opportunities	~ $900M
Annual Program Investment Range	$40M - $50M
Regulatory Treatment	Tracked
Test Year	Forward – 12 months
Tracker Filing Date	October
Recovery Begins	January
Weighted Avg Regulatory Lag	None
Authorized Program ROE	9.50%

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COLUMBIA GAS OF MARYLAND

- Business Profile
  - Complementary to PA operations (~34K customers)
  - ~ 650 miles of pipe
  - ~ 51 miles of bare steel & cast iron
  - ~ $149M rate base
- Customer Focus
  - Sustained industry-leading employee and system safety performance
- Rate Design
  - Revenue normalization adjustment provides full residential distribution revenue recovery
  - Energy efficiency tracker
- Economic Outlook / Customer Growth
  - Stable economic environment with modest customer growth
  - Tariff provisions allow for modest customer growth
- Constructive Legislation
  - STRIDE
    - Prospective cost recovery for age and condition investment
    - The surcharge cannot exceed $2 per month on each residential bill
- Regulatory Environment and Growth Strategy
  - Forward-looking annual Infrastructure Replacement and Improvement Surcharge (IRIS) recovers age and condition investment
  - IRIS filings supplemented by periodic rate cases
  - Commission evaluating alternative rate designs



Anticipated Modernization Investment Summary	
Total Investment Opportunities	~ $230M
Annual Program Investment Range	$25M - $35M
Regulatory Treatment	Tracked
Tracker Filing Period	Forward – 12 Months
Tracker Filing Date	November
Recovery Begins	January
Weighted Avg Regulatory Lag	< 12 Months
Authorized Program ROE	9.60%

NiSource | NYSE: NI | nisource.com

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INDIANA ELECTRIC (NIPSCO)

- Business Profile
  - Third-largest electric utility in Indiana (~ 475K customers)
  - Fully integrated electric utility
  - ~ 3,000 MW of environmentally compliant generation
  - ~10,000 distribution line miles
  - ~ 3,000 transmission line miles
  - ~ $4.7B rate base
- Customer Focus
  - Fewest customer complaints in Indiana in the last five years
  - Rates are below the national average
  - Continued rise in J.D. Power customer satisfaction survey
- Rate Design
  - 100% fuel costs pass-through
  - Industrial customers ~ 40% demand charge weighted
- Economic Outlook
  - Challenging economic environment whereby NIPSCO is working with customers struggling due to the pandemic on extended payment plans and changes in energy demand
- Constructive Legislation
  - Senate Bill 560
    - Use of forward-looking test year, timely rate cases, and infrastructure investment tracking
    - Rate case required within seven years of original TDSIC filing
    - Rider cannot increase customer rates more than 2% of prior 12 months' revenues
  - House Bill 1470
    - Allows more flexibility for TDSIC plans by allowing projects that may rely on future inspections or details not available at the time the plan is first filed
- Regulatory Environment and Growth Strategy
  - Your Energy Your Future generation transition plan to retire nearly 80% of our coal-fired generating units by 2023, and all of them by 2028, replacing them with lower-cost, cleaner energy sources, including wind and solar
  - Seven-Year, ~ $1.25B transmission and distribution infrastructure modernization program with semi-annual tracker filings



Customer Mix (Net Revenue)

- Steel-related customers represent ~10% of net revenues



67%
Residential & Commercial
33%
Industrial
Variable ~60%
~40%
Demand

Anticipated Modernization Investment Summary	
Total Investment Opportunities	~ $5B
Annual Program Investment Range	$170M - $230M
Regulatory Treatment	Modernization and Environmental Projects Tracked
Authorized ROE	9.75%

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